April 15, 2005

PROVIDENT INVESTMENT COUNSEL
Flexible Growth Fund, Class I
Select Growth Fund, Class I
Small Cap Growth Fund, Class A
Small Cap Growth Fund, Class I
Each a series of Advisors Series Trust
Supplement to Prospectus
Dated February 28, 2005, as revised on March 18, 2005

Please replace the following section on page 23 of the Prospectus with the following verbiage:

Portfolio Holdings Information

The Funds’ portfolio holdings are disclosed on a regular basis in their Semi-Annual and Annual Reports to shareholders as well as Form N-Q which is filed with the SEC within 60 days of the end of the Funds’ first and third fiscal quarter. In addition, the Funds disclose complete calendar quarter-end portfolio holdings on the Funds’ web site at http://www.provnet.com/investing/mutual.asp with at least a 15 calendar day lag. A Fund may experience up to a 45 calendar day lag in the disclosure of its complete calendar quarter-end portfolio holdings if it is determined that early disclosure could be harmful to the Fund. The calendar quarter-end portfolio holdings for a Fund will remain posted on the web site until updated with required regulatory filings with the SEC. Portfolio holdings information posted on the Funds’ web site may be separately provided to any person commencing the day after it is first published on the web site. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information.

Please retain this Supplement with the Prospectus.
The date of this Prospectus Supplement is April 15, 2005

April 15, 2005

PROVIDENT INVESTMENT COUNSEL
Flexible Growth Fund, Class I
Select Growth Fund, Class I
Small Cap Growth Fund, Class A
Small Cap Growth Fund, Class I
Each a series of Advisors Series Trust
Supplement to Statement of Additional Information
Dated February 28, 2005, as revised on March 18, 2005

Please replace the following section on page 46 of the Statement of Additional Information with the following verbiage:

PORTFOLIO HOLDINGS INFORMATION

The Trust on behalf of the Funds has adopted portfolio holdings disclosure policies (“Policies”) that govern the timing and circumstances of disclosure of portfolio holdings of the Funds. The Advisor has also adopted the Trust’s Policies with respect to disclosure of portfolio holdings of the Funds. Information about the Funds’ portfolio holdings will not be distributed to any third party except in accordance with these Policies. The Advisor and the Board considered the circumstances under which the Funds’ portfolio holdings may be disclosed under the Policies. The Advisor and the Board also considered actual and potential material conflicts that could arise in such circumstances between the interests of the Funds’ shareholders and the interests of the Advisor, Distributor, or any other affiliated person of the Funds. After due consideration, the Advisor and the Board determined that the Funds have a legitimate business purpose for disclosing portfolio holdings to persons described in the Policies. The Board also authorized the Advisor or appointed officers to consider and authorize dissemination of portfolio holdings information to additional parties, after considering the best interests of the shareholders and potential conflicts of interest in making such disclosures.

The Board exercises continuing oversight of the disclosure of the Funds’ portfolio holdings by (1) overseeing the implementation and enforcement of the Policies, Codes of Ethics and other relevant policies of the Funds’ and their service providers by the Trust’s Chief Compliance Officer, (2) by considering reports and recommendations by the Trust’s Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under Investment Company Act), and (3) by considering to approve any amendment to these Policies. The Board reserves the right to amend the Policies at any time without prior notice in their sole discretion.

Disclosure of the Funds’ complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. In addition, the Funds disclose complete calendar quarter-end portfolio holdings on the Funds’ web site at http://www.provnet.com/investing/mutual.asp with at least a 15 calendar day lag. A Fund may experience up to a 45 calendar day lag in the disclosure of its complete calendar quarter-end portfolio holdings if it is determined that early disclosure could be harmful to the Fund. The calendar quarter-end portfolio holdings for a Fund will remain posted on the web site until updated with required regulatory filings with the SEC. Portfolio holdings information posted on the Funds’ web site may be separately provided to any person, including rating and ranking organizations such as Lipper and Morningstar, at the same time that it is filed with the SEC or one day after it is first published on the Funds’ web site.

PIC may not receive compensation in connection with the disclosure of information about Fund portfolio securities. In the event of a conflict between the interests of the Funds and the interests of PIC or an affiliated person of PIC, the Chief Compliance Officer (“CCO”) of PIC, in consultation with the Trust’s CCO, shall make a determination in the best interests of the Fund, and shall report such determination to PIC Board of Directors and to the Funds’ Board of Trustees at the end of the quarter in which such determination was made. Any employee of PIC who suspects a breach of this obligation must report the matter immediately to the CCO or to his or her supervisor.

In addition, material non-public holdings information may be provided without lag as part of the normal investment activities of the Funds to each of the following entities which, by explicit agreement or by virtue of their respective duties to the Funds, are required to maintain the confidentiality of the information disclosed: Fund Administrator, Fund Accountant, Custodian, Transfer Agent, auditors, counsel to the funds or the trustees, broker-dealers (in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities), and regulatory authorities. Portfolio holdings information not publicly available with the SEC or through the Funds’ web site may only be provided to additional third parties, in accordance with the Policies, when the Fund has a legitimate business purpose, and when the third party recipient is subject to a confidentiality agreement

In no event shall the Advisor, its affiliates or employees, or the Funds receive any direct or indirect compensation in connection with the disclosure of information about the Funds’ portfolio holdings.

There can be no assurance that the Policies and these procedures will protect the Funds from potential misuse of that information by individuals or entities to which it is disclosed.

Please retain this Supplement with the Statement of Additional Information.
The date of this Supplement is April 15, 2005